Exhibit 24.1

Miromatrix Medical Inc.

Power of Attorney

The undersigned director of Miromatrix Medical Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Jeffrey Ross and James Douglas, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of March, 2023.

/s/ Paul Buckman
Paul Buckman

Miromatrix Medical Inc.

Power of Attorney

The undersigned director of Miromatrix Medical Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Jeffrey Ross and James Douglas, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of March, 2023.

/s/ William P. Burke
William P. Burke

Miromatrix Medical Inc.

Power of Attorney

The undersigned director of Miromatrix Medical Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Jeffrey Ross and James Douglas, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of March, 2023.

/s/ John Erb
John Erb

Miromatrix Medical Inc.

Power of Attorney

The undersigned director of Miromatrix Medical Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Jeffrey Ross and James Douglas, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of March, 2023.

/s/ Lisa Wipperman Heine
Lisa Wipperman Heine

Miromatrix Medical Inc.

Power of Attorney

The undersigned director of Miromatrix Medical Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Jeffrey Ross and James Douglas, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of March, 2023.

/s/ Peter Maag
Peter Maag